Exhibit 99.2

American Express Company	(Preliminary)
Consolidated Statements of Income
(Millions, except percentages and per share amounts)

	Q4'22	Q3'22	Q2'22	Q1'22	Q4'21	YOY % change	FY'22	FY'21	YOY % change
Non-interest revenues
Discount revenue	$8,183	$7,848	$7,873	$6,835	$7,149	14	$30,739	$24,563	25
Net card fees	1,625	1,541	1,481	1,423	1,344	21	6,070	5,195	17
Service fees and other revenue	1,181	1,169	1,265	906	1,134	4	4,521	3,316	36
Processed revenue	429	420	416	372	410	5	1,637	1,556	5
Total non-interest revenues	11,418	10,978	11,035	9,536	10,037	14	42,967	34,630	24
Interest income
Interest on loans	3,623	3,164	2,707	2,473	2,356	54	11,967	8,850	35
Interest and dividends on investment securities	34	27	22	13	17	#	96	83	16
Deposits with banks and other	308	183	70	34	27	#	595	100	#
Total interest income	3,965	3,374	2,799	2,520	2,400	65	12,658	9,033	40
Interest expense
Deposits	778	440	187	122	102	#	1,527	458	#
Long-term debt and other	429	356	252	199	190	#	1,236	825	50
Total interest expense	1,207	796	439	321	292	#	2,763	1,283	#
Net interest income	2,758	2,578	2,360	2,199	2,108	31	9,895	7,750	28
Total revenues net of interest expense	14,176	13,556	13,395	11,735	12,145	17	52,862	42,380	25
Provisions for credit losses
Card Member receivables	244	165	138	80	74	#	627	(73)	#
Card Member loans	757	596	272	(111)	(9)	#	1,514	(1,155)	#
Other	26	17	—	(2)	(12)	#	41	(191)	#
Total provisions for credit losses	1,027	778	410	(33)	53	#	2,182	(1,419)	#
Total revenues net of interest expense after provisions for credit losses	13,149	12,778	12,985	11,768	12,092	9	50,680	43,799	16

Expenses
Card Member rewards	3,729	3,571	3,591	3,111	3,032	23	14,002	11,007	27
Business development	1,302	1,194	1,404	1,043	1,128	15	4,943	3,762	31
Card Member services	881	774	678	626	665	32	2,959	1,993	48
Marketing	1,274	1,458	1,502	1,224	1,585	(20)	5,458	5,291	3
Salaries and employee benefits	2,034	1,748	1,816	1,654	1,654	23	7,252	6,240	16
Professional services	601	500	501	472	607	(1)	2,074	1,958	6
Data processing and equipment	732	651	623	600	659	11	2,606	2,431	7
Other, net	725	423	327	326	456	59	1,801	428	#
Total expenses	11,278	10,319	10,442	9,056	9,786	15	41,095	33,110	24
Pretax income	1,871	2,459	2,543	2,712	2,306	(19)	9,585	10,689	(10)
Income tax provision	299	580	579	613	587	(49)	2,071	2,629	(21)
Net income	$1,572	$1,879	$1,964	$2,099	$1,719	(9)	$7,514	$8,060	(7)
Net income attributable to common shareholders (A)	$1,546	$1,851	$1,934	$2,069	$1,679	(8)	$7,400	$7,917	(7)
Effective tax rate	16.0%	23.6%	22.8%	22.6%	25.5%		21.6%	24.6%

Earnings Per Common Share
Basic
Net income attributable to common shareholders	$2.08	$2.47	$2.57	$2.73	$2.19	(5)	$9.86	$10.04	(2)
Average common shares outstanding	745	748	752	757	768	(3)	751	789	(5)
Diluted
Net income attributable to common shareholders	$2.07	$2.47	$2.57	$2.73	$2.18	(5)	$9.85	$10.02	(2)
Average common shares outstanding	746	749	753	758	769	(3)	752	790	(5)
Cash dividends declared per common share	$0.52	$0.52	$0.52	$0.52	$0.43	21	$2.08	$1.72	21
# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

American Express Company	(Preliminary)
Consolidated Balance Sheets and Related Statistical Information
(Billions, except percentages, per share amounts and where indicated)

	Q4'22	Q3'22	Q2'22	Q1'22	Q4'21	YOY % change
Assets
Cash & cash equivalents	$34	$31	$26	$28	$22	55
Card Member receivables, less reserves	57	55	56	53	54	6
Card Member loans, less reserves	104	96	92	86	85	22
Investment securities	5	5	4	4	3	67
Other (B)	28	28	27	25	25	12
Total assets	$228	$215	$205	$196	$189	21

Liabilities and Shareholders' Equity
Customer deposits	$110	$103	$96	$91	$84	31
Short-term borrowings	1	2	2	2	2	(50)
Long-term debt	43	42	40	38	39	10
Other (B)	49	44	44	43	42	17
Total liabilities	203	191	182	174	167	22

Shareholders' Equity	25	24	23	22	22	14
Total liabilities and shareholders' equity	$228	$215	$205	$196	$189	21

Return on average equity (C)	32.3%	31.9%	34.4%	37.7%	33.7%
Return on average common equity (C)	34.1%	33.6%	36.5%	40.0%	35.8%
Book value per common share (dollars)	$31.12	$29.92	$28.82	$27.56	$27.05	15

See Appendix III for footnote references

American Express Company	(Preliminary)
Consolidated Capital

	Q4'22	Q3'22	Q2'22	Q1'22	Q4'21
Shares Outstanding (in millions)
Beginning of period	747	751	755	761	778
Repurchase of common shares	(4)	(4)	(4)	(8)	(17)
Net impact of employee benefit plans and others	—	—	—	2.0	—
End of period	743	747	751	755	761

Risk-Based Capital Ratios - Basel III ($ in billions)
Common Equity Tier 1/Risk Weighted Assets (RWA)	10.3%	10.6%	10.3%	10.4%	10.5%
Tier 1	11.1%	11.5%	11.2%	11.4%	11.5%
Total	12.8%	13.3%	13.0%	12.8%	12.9%

Common Equity Tier 1	$20.0	$19.3	$18.5	$17.6	$17.6
Tier 1 Capital	$21.6	$20.9	$20.2	$19.3	$19.2
Tier 2 Capital	$3.3	$3.2	$3.2	$2.4	$2.3
Total Capital	$24.9	$24.1	$23.4	$21.6	$21.5
RWA	$194.4	$181.7	$179.2	$169.4	$166.5
Tier 1 Leverage	9.9%	10.1%	10.3%	10.4%	10.5%
Average Total Assets to calculate the Tier 1 Leverage Ratio (D)	$218.6	$207.6	$195.8	$185.3	$183.5

See Appendix III for footnote references

American Express Company	(Preliminary)
Selected Card Related Statistical Information
(Billions, except percentages and where indicated)

	Q4'22	Q3'22	Q2'22	Q1'22	Q4'21	YOY % change	FY'22	FY'21	YOY % change
Network volumes (E)	$413.3	$394.4	$394.8	$350.3	$368.1	12	$1,552.8	$1,284.2	21
Billed business (E)	$357.4	$339.0	$340.9	$301.0	$316.2	13	$1,338.3	$1,089.8	23
Processed volumes (E)	$55.9	$55.4	$53.9	$49.3	$51.9	8	$214.5	$194.4	10

Card Member loans	$108.0	$99.0	$95.4	$88.8	$88.6	22	$108.0	$88.6	22

Cards-in-force (millions) (F)	133.3	131.4	127.5	124.6	121.7	10	133.3	121.7	10
Proprietary cards-in-force	76.7	75.6	74.2	72.8	71.4	7	76.7	71.4	7

Basic cards-in-force (millions) (F)	111.5	109.9	106.1	103.3	100.7	11	111.5	100.7	11
Proprietary basic cards-in-force	59.1	58.2	56.9	55.8	54.7	8	59.1	54.7	8

Average proprietary basic Card Member spending (dollars)	$6,087	$5,886	$6,052	$5,452	$5,822	5	$23,496	$20,392	15

Average discount rate (G)	2.34%	2.36%	2.35%	2.32%	2.30%		2.34%	2.30%
Average fee per card (dollars) (H)	$85	$82	$81	$79	$76	12	$82	$74	11

See Appendix III for footnote references

American Express Company	(Preliminary)
Network Volumes Related Growth

	YOY % change
	Reported					FX-Adjusted (I)					Reported	FX-Adjusted (I)
	Q4'22	Q3'22	Q2'22	Q1'22	Q4'21	Q4'22	Q3'22	Q2'22	Q1'22	Q4'21	FY'22	FY'22
Network volumes (E)	12%	19%	25%	30%	29%	16%	23%	28%	32%	30%	21%	24%
Billed business (E)	13	21	27	34	32	15	24	30	35	33	23	25
U.S. Consumer Services	15	22	27	38	37	n/a	n/a	n/a	n/a	n/a	24	n/a
Commercial Services	11	20	27	31	30	11	20	27	31	30	21	22
International Card Services	14	21	29	33	28	26	37	43	40	32	23	36
Processed volumes (E)	8	10	12	12	13	17	19	19	15	15	10	18

Merchant Industry Metrics
Goods & Services (G&S)-related (75% of Q4'22 worldwide billed business)	7	13	15	19	19	10	16	18	21	19	13	16
T&E-related (25% of Q4'22 worldwide billed business)	34	52	80	119	130	38	57	84	121	132	64	67
Airline-related (6% of Q4'22 worldwide billed business)	62	110	142	241	271	67	118	148	246	274	119	125

See Appendix III for footnote references

American Express Company	(Preliminary)
Selected Credit Related Statistical Information
(Billions, except percentages and where indicated)

	Q4'22	Q3'22	Q2'22	Q1'22	Q4'21	YOY % change	FY'22	FY'21	YOY % change
Worldwide Card Member loans
Card Member loans	$108.0	$99.0	$95.4	$88.8	$88.6	22	$108.0	$88.6	22
Credit loss reserves (millions)
Beginning balance	$3,319	$2,997	$2,981	$3,305	$3,489	(5)	$3,305	$5,344	(38)
Provisions - principal, interest and fees	757	596	272	(111)	(9)	#	1,514	(1,155)	#
Net write-offs - principal less recoveries	(277)	(203)	(192)	(165)	(128)	#	(837)	(672)	25
Net write-offs - interest and fees less recoveries	(68)	(56)	(55)	(50)	(43)	58	(229)	(207)	11
Other (J)	16	(15)	(9)	2	(4)	#	(6)	(5)	20
Ending balance	$3,747	$3,319	$2,997	$2,981	$3,305	13	$3,747	$3,305	13
% of loans	3.5%	3.4%	3.1%	3.4%	3.7%		3.5%	3.7%
% of past due	348%	393%	441%	455%	555%		348%	555%
Average loans	$103.9	$97.7	$92.4	$86.8	$82.9	25	$95.4	$76.1	25
Net write-off rate (principal, interest and fees) (K)	1.3%	1.1%	1.1%	1.0%	0.8%		1.1%	1.2%
Net write-off rate (principal only) (K)	1.1%	0.8%	0.8%	0.8%	0.6%		0.9%	0.9%
30+ days past due as a % of total	1.0%	0.9%	0.7%	0.7%	0.7%		1.0%	0.7%

Net interest income divided by average Card Member loans (L)	10.5%	10.5%	10.2%	10.1%	10.2%		10.4%	10.2%
Net interest yield on average Card Member loans (L)	10.8%	10.8%	10.4%	10.5%	10.3%		10.6%	10.7%

Worldwide Card Member receivables
Card Member receivables	$57.6	$55.3	$56.0	$53.2	$53.6	7	$57.6	$53.6	7
Credit loss reserves (millions)
Beginning balance	$159	$119	$76	$64	$30	#	$64	$267	(76)
Provisions - principal and fees	244	165	138	80	74	#	627	(73)	#
Net write-offs - principal and fees less recoveries	(178)	(122)	(95)	(67)	(40)	#	(462)	(129)	#
Other (J)	4	(3)	—	(1)	—	—	—	(1)	#
Ending balance	$229	$159	$119	$76	$64	#	$229	$64	#
% of receivables	0.4%	0.3%	0.2%	0.1%	0.1%		0.4%	0.1%
Net write-off rate (principal and fees) (K)	1.3%	0.9%	0.7%	0.5%	0.3%		0.8%	0.3%
Net write-off rate, excluding Corporate receivables (principal only) (K)(M)	1.4%	1.0%	0.8%	0.6%	0.3%		0.9%	0.3%
30+ days past due as a % of total, excluding Corporate receivables (M)	1.3%	1.1%	0.8%	0.8%	0.6%		1.3%	0.6%

Other loans (B)
Total other loans	$5.4	$4.8	$4.0	$3.3	$2.9	86	$5.4	$2.9	86
Credit loss reserves (millions)
Beginning balance	$46	$38	$48	$52	$66	(30)	$52	$238	(78)
Provisions	23	14	(6)	(2)	(12)	#	29	(164)	#
Net write-offs	(10)	(6)	(4)	(2)	(2)	#	(22)	(21)	5
Other (J)	—	—	—	—	—	—	—	(1)	#
Ending balance	$59	$46	$38	$48	$52	13	$59	$52	$13
% of other loans	1.1%	1.0%	1.0%	1.5%	1.8%		1.1%	1.8%

Other receivables (B)
Total other receivables	$3.1	$3.0	$3.0	$2.7	$2.7	15	$3.1	$2.7	15
Credit loss reserves (millions)
Beginning balance	$22	$23	$22	$25	$33	(33)	$25	$85	(71)
Provisions	3	3	6	—	—	—	12	(27)	#
Net write-offs	(2)	(4)	(6)	(3)	(8)	(75)	(15)	(33)	(55)
Other (J)	(1)	—	1	—	—	—	—	—	—
Ending balance	$22	$22	$23	$22	$25	(12)	$22	$25	(12)
% of other receivables	0.7%	0.7%	0.8%	0.8%	0.9%		0.7%	0.9%

# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

American Express Company	(Preliminary)
Selected Income Statement Information by Segment
(Millions)

	U.S. Consumer Services (USCS)	Commercial Services (CS)	International Card Services (ICS)	Global Merchant and Network Services (GMNS)	Corporate and Other (N)	Consolidated
Q4'22
Non-interest revenues	$4,416	$3,210	$2,197	$1,621	$(26)	$11,418
Interest income	2,577	635	418	10	325	3,965
Interest expense	470	288	209	(127)	367	1,207
Total revenues net of interest expense	6,523	3,557	2,406	1,758	(68)	14,176
Total provisions for credit losses	542	271	210	1	3	1,027
Total revenues net of interest expense after provisions for credit losses	5,981	3,286	2,196	1,757	(71)	13,149
Total expenses	4,695	2,739	2,211	1,066	567	11,278
Pretax income (loss)	1,286	547	(15)	691	(638)	1,871
Q4'21
Non-interest revenues	$3,698	$2,780	$1,947	$1,432	$180	$10,037
Interest income	1,681	388	289	4	38	2,400
Interest expense	85	77	133	(31)	28	292
Total revenues net of interest expense	5,294	3,091	2,103	1,467	190	12,145
Total provisions for credit losses	(9)	9	53	—	—	53
Total revenues net of interest expense after provisions for credit losses	5,303	3,082	2,050	1,467	190	12,092
Total expenses	4,022	2,365	2,010	992	397	9,786
Pretax income (loss)	1,281	717	40	475	(207)	2,306
YOY % change
Non-interest revenues	19	15	13	13	#	14
Interest income	53	64	45	#	#	65
Interest expense	#	#	57	#	#	#
Total revenues net of interest expense	23	15	14	20	#	17
Total provisions for credit losses	#	#	#	—	—	#
Total revenues net of interest expense after provisions for credit losses	13	7	7	20	#	9
Total expenses	17	16	10	7	43	15
Pretax income (loss)	—	(24)	#	45	#	(19)

# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

U.S. Consumer Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q4'22	Q3'22	Q2'22	Q1'22	Q4'21	YOY % change	FY'22	FY'21	YOY % change
Non-interest revenues	$4,416	$4,233	$4,154	$3,637	$3,698	19	$16,440	$12,989	27
Interest income	2,577	2,251	1,893	1,736	1,681	53	8,457	6,328	34
Interest expense	470	274	136	103	85	#	983	395	#
Net interest income	2,107	1,977	1,757	1,633	1,596	32	7,474	5,933	26
Total revenues net of interest expense	6,523	6,210	5,911	5,270	5,294	23	23,914	18,922	26
Total provisions for credit losses	542	403	192	(116)	(9)	#	1,021	(919)	#
Total revenues net of interest expense after provisions for credit losses	5,981	5,807	5,719	5,386	5,303	13	22,893	19,841	15
Total expenses	4,695	4,498	4,446	3,854	4,022	17	17,493	13,883	26
Pretax segment income	$1,286	$1,309	$1,273	$1,532	$1,281	—	$5,400	$5,958	(9)

(Billions, except percentages and where indicated)
Billed business (E)	$148.9	$140.3	$141.1	$122.7	$129.5	15	$553.0	$444.2	24
Proprietary cards-in-force (millions) (F)	41.7	41.2	40.3	39.8	39.0	7	41.7	39.0	7
Proprietary basic cards-in-force (millions) (F)	29.2	28.9	28.3	27.9	27.3	7	29.2	27.3	7
Average proprietary basic Card Member spending (dollars)	$5,116	$4,908	$5,028	$4,444	$4,755	8	$19,514	$16,498	18

Segment assets	$94.4	$84.8	$82.4	$76.7	$76.5	23	$94.4	$76.5	23

Card Member loans
Total loans	$72.7	$66.3	$63.7	$59.1	$59.8	22	$72.7	$59.8	22
Average loans	$69.4	$65.3	$61.6	$58.1	$56.1	24	$63.7	$52.0	23
Net write-off rate (principal, interest and fees) (K)	1.3%	1.1%	1.1%	1.0%	0.8%		1.1%	1.1%
Net write-off rate (principal only) (K)	1.1%	0.8%	0.8%	0.8%	0.6%		0.9%	0.8%
30+ days past due as a % of total	1.0%	0.9%	0.7%	0.8%	0.7%		1.0%	0.7%

Net interest income divided by average Card Member loans (L)	12.0%	12.0%	11.4%	11.2%	11.4%		11.7%	11.4%
Net interest yield on average Card Member loans (L)	11.9%	11.9%	11.3%	11.3%	11.2%		11.6%	11.5%

Card Member receivables
Total receivables	$14.3	$13.2	$13.8	$13.4	$14.7	(3)	$14.3	$14.7	(3)
Net write-off rate (principal and fees) (K)	1.0%	0.6%	0.5%	0.3%	0.2%		0.6%	0.1%
Net write-off rate (principal only) (K)	0.9%	0.6%	0.5%	0.2%	0.2%		0.6%	—%
30+ days past due as a % of total	0.9%	0.9%	0.6%	0.6%	0.4%		0.9%	0.4%

# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

Commercial Services				(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)
	Q4'22	Q3'22	Q2'22	Q1'22	Q4'21	YOY % change	FY'22	FY'21	YOY % change
Non-interest revenues	$3,210	$3,145	$3,122	$2,719	$2,780	15	$12,196	$9,833	24
Interest income	635	552	468	415	388	64	2,070	1,408	47
Interest expense	288	201	121	87	77	#	697	330	#
Net interest income	347	351	347	328	311	12	1,373	1,078	27
Total revenues net of interest expense	3,557	3,496	3,469	3,047	3,091	15	13,569	10,911	24
Total provisions for credit losses	271	196	97	1	9	#	565	(420)	#
Total revenues net of interest expense after provisions for credit losses	3,286	3,300	3,372	3,046	3,082	7	13,004	11,331	15
Total expenses	2,739	2,526	2,594	2,265	2,365	16	10,124	8,395	21
Pretax segment income (loss)	$547	$774	$778	$781	$717	(24)	$2,880	$2,936	(2)

(Billions, except percentages and where indicated)
Billed business (E)	$130.5	$127.6	$127.9	$113.5	$117.9	11	$499.5	$411.6	21
Proprietary cards-in-force (millions) (F)	14.9	14.6	14.2	13.8	13.4	11	14.9	13.4	11
Average proprietary basic Card Member spending (dollars)	$8,816	$8,848	$9,146	$8,371	$8,911	(1)	$35,202	$32,042	10

Segment assets	$51.4	$51.3	$49.4	$46.6	$44.5	16	$51.4	$44.5	16

Card Member loans
Total loans	$21.4	$20.7	$19.4	$18.1	$17.0	26	$21.4	$17.0	26
Average loans	$21.2	$20.1	$18.8	$17.2	$15.9	33	$19.3	$14.4	34
Net write-off rate (principal, interest and fees) (K)	1.1%	0.8%	0.8%	0.7%	0.6%		0.8%	0.8%
Net write-off rate (principal only) (K)	0.9%	0.7%	0.6%	0.6%	0.5%		0.7%	0.6%
30+ days past due as a % of total	0.9%	0.7%	0.6%	0.6%	0.5%		0.9%	0.5%

Net interest income divided by average Card Member loans (L)	6.5%	6.9%	7.4%	7.8%	7.8%		7.1%	7.5%
Net interest yield on average Card Member loans (L)	8.9%	8.9%	8.8%	8.9%	8.8%		8.9%	8.7%

Card Member receivables
Total receivables	$26.9	$27.6	$27.1	$25.7	$24.6	9	$26.9	$24.6	9
Net write-off rate (principal and fees) (K)	1.1%	0.7%	0.6%	0.5%	0.2%		0.7%	0.2%
Net write-off rate (principal only) - small business (K) (M)	1.5%	0.9%	0.7%	0.6%	0.2%		0.9%	0.2%
30+ days past due as a % of total - small business	1.6%	1.4%	0.9%	0.9%	0.8%		1.6%	0.8%
90+ days past billing as a % of total - corporate (M)	0.6%	0.6%	0.4%	0.3%	0.3%		0.6%	0.3%

# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

International Card Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q4'22	Q3'22	Q2'22	Q1'22	Q4'21	YOY % change	FY'22	FY'21	YOY % change
Non-interest revenues	$2,197	$2,066	$2,140	$1,859	$1,947	13	$8,262	$6,761	22
Interest income	418	364	347	324	289	45	1,453	1,116	30
Interest expense	209	178	144	123	133	57	654	442	48
Net interest income	209	186	203	201	156	34	799	674	19
Total revenues net of interest expense	2,406	2,252	2,343	2,060	2,103	14	9,061	7,435	22
Total provisions for credit losses	210	176	116	82	53	#	584	(43)	#
Total revenues net of interest expense after provisions for credit losses	2,196	2,076	2,227	1,978	2,050	7	8,477	7,478	13
Total expenses	2,211	1,910	2,044	1,734	2,010	10	7,899	6,549	21
Pretax segment income	$(15)	$166	$183	$244	$40	#	$578	$929	(38)

(Billions, except percentages and where indicated)
Billed business (E)	$77.1	$70.2	$71.0	$63.3	$67.6	14	$281.6	$228.2	23
Proprietary cards-in-force (millions) (F)	20.1	19.8	19.6	19.3	19.0	6	20.1	19.0	6
Proprietary basic cards-in-force (millions) (F)	14.9	14.7	14.4	14.2	13.9	7	14.9	13.9	7
Average proprietary basic Card Member spending (dollars)	$5,207	$4,824	$4,967	$4,505	$4,880	7	$19,519	$16,689	17

Segment assets	$36.9	$32.9	$33.7	$31.7	$32.6	13	$36.9	$32.6	13

Card Member loans - consumer and small business
Total loans	$13.8	$12.0	$12.3	$11.5	$11.6	19	$13.8	$11.6	19
Average loans	$13.2	$12.3	$12.0	$11.4	$10.8	22	$12.3	$9.6	28
Net write-off rate (principal, interest and fees) (K)	1.7%	1.4%	1.3%	1.2%	1.1%		1.4%	2.1%
Net write-off rate (principal only) (K)	1.4%	1.2%	1.1%	1.0%	0.8%		1.2%	1.6%
30+ days past due as a % of total	1.2%	1.0%	0.9%	0.9%	0.8%		1.2%	0.8%

Net interest income divided by average Card Member loans (L)	6.3%	6.0%	6.7%	7.1%	5.7%		6.5%	7.0%
Net interest yield on average Card Member loans (L)	8.4%	8.0%	8.6%	8.9%	7.7%		8.4%	9.1%

Card Member receivables
Total receivables	$16.4	$14.5	$15.1	$14.0	$14.3	15	$16.4	$14.3	15
Net write-off rate (principal and fees) (K)	1.7%	1.4%	1.1%	0.9%	0.5%		1.3%	0.6%
Net write-off rate (principal only) - consumer and small business (K) (M)	1.9%	1.6%	1.2%	0.9%	0.6%		1.4%	0.8%
30+ days past due as a % of total - consumer and small business	1.3%	1.2%	1.0%	0.9%	0.7%		1.3%	0.7%
90+ days past billing as a % of total - corporate (M)	0.5%	0.5%	0.5%	0.4%	0.3%		0.5%	0.3%
# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

Global Merchant and Network Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q4'22	Q3'22	Q2'22	Q1'22	Q4'21	YOY % change	FY'22	FY'21	YOY % change
Non-interest revenues	$1,621	$1,562	$1,568	$1,372	$1,432	13	$6,123	$5,021	22
Interest income	10	6	5	2	4	#	23	16	44
Interest expense	(127)	(97)	(61)	(44)	(31)	#	(329)	(92)	#
Net interest income	137	103	66	46	35	#	352	108	#
Total revenues net of interest expense	1,758	1,665	1,634	1,418	1,467	20	6,475	5,129	26
Total provisions for credit losses	1	3	2	1	—	—	7	(37)	#
Total revenues net of interest expense after provisions for credit losses	1,757	1,662	1,632	1,417	1,467	20	6,468	5,166	25
Total expenses	1,066	870	830	748	992	7	3,514	3,292	7
Pretax segment income	$691	$792	$802	$669	$475	45	$2,954	$1,874	58

(Billions)
Total network volumes (E)	$413.3	$394.4	$394.8	$350.3	$368.1	12	$1,552.8	$1,284.2	21

Segment assets	$20.0	$15.4	$16.0	$16.3	$15.4	30	$20.0	$15.4	30

# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

American Express Company	(Preliminary)
Appendix I
Components of Return on Average Equity (ROE) and Return on Average Common Equity (ROCE)
(Millions, except percentages)

	Q4'22	Q3'22	Q2'22	Q1'22	Q4'21
ROE
Annualized Net income	$7,514	$7,516	$7,856	$8,396	$8,060
Average shareholders' equity	$23,289	$23,587	$22,809	$22,280	$23,910
Return on average equity (C)	32.3%	31.9%	34.4%	37.7%	33.7%

Reconciliation of ROCE
Annualized Net income	$7,514	$7,516	$7,856	$8,396	$8,060
Preferred share dividends and equity related adjustments (O)	57	58	58	57	87
Earnings allocated to participating share awards and other	57	57	60	64	56
Net income attributable to common shareholders (O)	$7,400	$7,401	$7,738	$8,275	$7,917

Average shareholders' equity	$23,289	$23,587	$22,809	$22,280	$23,910
Average preferred shares (O)	1,584	1,584	1,584	1,584	1,820
Average common shareholders' equity	$21,705	$22,003	$21,225	$20,696	$22,090
Return on average common equity (C)	34.1%	33.6%	36.5%	40.0%	35.8%

See Appendix III for footnote references

American Express Company	(Preliminary)
Appendix II
Net Interest Yield on Average Card Member Loans
(Millions, except percentages and where indicated)

	Q4'22	Q3'22	Q2'22	Q1'22	Q4'21	FY'22	FY'21
Consolidated
Net interest income	$2,758	$2,578	$2,360	$2,199	$2,108	$9,895	$7,750
Exclude:
Interest expense not attributable to our Card Member loan portfolio (P)	525	374	211	158	135	1,268	738
Interest income not attributable to our Card Member loan portfolio (Q)	(451)	(300)	(167)	(105)	(98)	(1,023)	(379)
Adjusted net interest income (L)	$2,832	$2,652	$2,404	$2,252	$2,145	$10,140	$8,109
Average Card Member loans (billions)	$103.9	$97.7	$92.4	$86.8	$82.9	$95.4	$76.0
Net interest income divided by average Card Member loans (L)	10.5%	10.5%	10.2%	10.1%	10.2%	10.4%	10.2%
Net interest yield on average Card Member loans (L)	10.8%	10.8%	10.4%	10.5%	10.3%	10.6%	10.7%

U.S. Consumer Services
Net interest income	$2,107	$1,977	$1,756	$1,633	$1,596	$7,474	$5,933
Exclude:
Interest expense not attributable to our Card Member loan portfolio (P)	45	34	27	34	23	139	158
Interest income not attributable to our Card Member loan portfolio (Q)	(73)	(61)	(52)	(42)	(36)	(228)	(110)
Adjusted net interest income (L)	$2,079	$1,950	$1,731	$1,625	$1,583	$7,385	$5,981
Average Card Member loans (billions)	$69.4	$65.3	$61.6	$58.1	$56.1	$63.7	$52.0
Net interest income divided by average Card Member loans (L)	12.0%	12.0%	11.4%	11.2%	11.4%	11.7%	11.4%
Net interest yield on average Card Member loans (L)	11.9%	11.9%	11.3%	11.3%	11.2%	11.6%	11.5%

Commercial Services
Net interest income	$347	$351	$347	$328	$311	$1,373	$1,078
Exclude:
Interest expense not attributable to our Card Member loan portfolio (P)	158	124	85	63	56	430	251
Interest income not attributable to our Card Member loan portfolio (Q)	(32)	(24)	(18)	(15)	(15)	(89)	(76)
Adjusted net interest income (L)	$473	$451	$414	$376	$352	$1,714	$1,253
Average Card Member loans (billions)	$21.2	$20.1	$18.8	$17.2	$15.9	$19.3	$14.4
Net interest income divided by average Card Member loans (L)	6.5%	6.9%	7.4%	7.8%	7.8%	7.1%	7.5%
Net interest yield on average Card Member loans (L)	8.9%	8.9%	8.8%	8.9%	8.8%	8.9%	8.7%

International Card Services
Net interest income	$209	$186	$203	$201	$156	$799	$674
Exclude:
Interest expense not attributable to our Card Member loan portfolio (P)	82	72	61	54	57	270	211
Interest income not attributable to our Card Member loan portfolio (Q)	(11)	(7)	(5)	(4)	(3)	(28)	(11)
Adjusted net interest income (L)	$280	$251	$259	$251	$210	$1,041	$874
Average Card Member loans (billions)	$13.3	$12.4	$12.1	$11.5	$10.9	$12.4	$9.6
Net interest income divided by average Card Member loans (L)	6.3%	6.0%	6.7%	7.1%	5.7%	6.5%	7.0%
Net interest yield on average Card Member loans (L)	8.4%	8.0%	8.6%	8.9%	7.7%	8.4%	9.1%
See Appendix III for footnote references

Appendix III	(Preliminary)

All Information in the preceding tables is presented on a basis prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), unless otherwise indicated. Certain reclassifications of prior period amounts have been made to conform to the current period presentation.
(A)	Represents net income, less (i) earnings allocated to participating share awards of $12 million, $14 million, $15 million, $16 million and $11 million in Q4'22, Q3'22, Q2'22, Q1'22 and Q4'21, respectively; (ii) dividends on preferred shares of $14 million, $14 million, $15 million, $14 million and $22 million in Q4'22, Q3'22, Q2'22, Q1'22 and Q4'21, respectively; and (iii) equity-related adjustments of $7 million and $9 million in Q4'21 and Q3'21, respectively, related to the redemption of preferred shares. (refer to Footnote "O").
(B)	Within assets, "other" includes the following items as presented in our Consolidated Balance Sheets: Other loans, less reserves for credit losses (including merchant financing loans), Premises and equipment and Other assets (including Other receivables); and within liabilities, "other" includes the following items: Accounts payable and Other liabilities.
(C)	Effective Q1'22, we have changed the way we calculate Return on Average Equity (ROE) and Return on Average Common Equity (ROCE). ROE is calculated by dividing annualized net income for the period by average shareholders' equity for the period. ROCE is calculated by dividing annualized net income attributable to common shareholders for the period by average common shareholders' equity for the period.
(D)	Presented for the purpose of calculating the Tier 1 Leverage Ratio.
(E)	Network volumes represent our total volumes. Billed business represents transaction volumes from payment products issued by American Express. Processed volumes represent transaction volumes from cards issued by network partners and those associated with alternative payment solutions.
(F)	Cards-in-force represent the number of cards that are issued and outstanding by American Express (proprietary cards-in-force) and cards issued and outstanding under network partnership agreements with banks and other institutions. Basic cards-in-force excludes supplemental cards issued on consumer accounts. Cards-in-force is useful in understanding the size of our Card Member base.
(G)	Average discount rate calculation is generally designed to reflect the average pricing at all merchants accepting American Express cards and represents the percentage of network volumes retained by us from spend at merchants we acquire, or from merchants acquired by third parties on our behalf, net of amounts retained by such third parties. The average discount rate, together with billed business, drive our discount revenue.
(H)	Average fee per card is computed on an annualized basis based on proprietary net card fees divided by average proprietary total cards-in-force.
(I)	FX-adjusted information assumes a constant exchange rate between the periods being compared for purposes of currency translation into U.S. dollars (e.g., assumes the foreign exchange rates used to determine results for Q4'22 apply to the period(s) against which such results are being compared).
(J)	Other includes foreign currency impact on balance sheet re-measurement and translation.
(K)	Our practice is to include uncollectible interest and/or fees as part of our total provision for credit losses and we therefore present a net write-off rate including principal, interest and/or fees. We also present a net write-off rate based on principal losses only to be consistent with industry convention.
(L)	Net interest income divided by average Card Member loans, computed on an annualized basis, includes elements of total interest income and total interest expense that are not attributable to the Card Member loan portfolio, and thus is not representative of net interest yield on average Card Member loans. Net interest yield on average Card Member loans, a non-GAAP measure, is computed by dividing adjusted net interest income (also a non-GAAP measure) by average Card Member loans, computed on an annualized basis. Adjusted net interest income represents net interest income attributable to our Card Member loans (which includes, on a GAAP basis, interest that is deemed uncollectible), excluding the impact of interest expense and interest income not attributable to our Card Member loans. Reserves and net write-offs related to uncollectible interest are recorded through provisions for credit losses, and thus not included in the net interest yield calculation. We believe that net interest yield on average Card Member loans is useful to investors because it provides a measure of profitability of our Card Member loan portfolio. See Appendix II for calculations of net interest income divided by average Card Member loans and net interest yield on average Card Member loans.
(M)	A net write-off rate for principal losses only and delinquency data for periods other than 90+ days past billing are not available for corporate receivables due to system constraints. We believe that it is useful to show the write-off rate based on principal losses only for the Card Member receivables portfolios for which data is available (i.e., consumer and small business).
(N)	Prior period amounts have been recast in Q1'22 due to the changes to revenue allocation methodology used to allocate certain revenues across reportable operating segments.
(O)	On August 3, 2021, we issued $1.6 billion of 3.550% Fixed Rate Reset Noncumulative Preferred Shares, Series D. With the proceeds from that issuance, we redeemed in full the $850 million of 4.900% Fixed Rate/Floating Rate Noncumulative Preferred Shares, Series C on September 15, 2021 and the $750 million of 5.200% Fixed Rate/Floating Rate Noncumulative Preferred Shares, Series B on November 15, 2021. The difference between the redemption value and carrying value of the redeemed Series B and C Preferred Shares resulted in reductions of $7 million and $9 million to net income available to common shareholders, in Q4'21 and Q3'21, respectively.
(P)	Primarily represents interest expense attributable to maintaining our corporate liquidity pool and funding Card Member receivables.
(Q)	Primarily represents interest income attributable to Other loans, interest-bearing deposits and the fixed income investment portfolios.